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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 18, 2005
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
         --------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



   DELAWARE                         000-27115                       77-0364943
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(STATE OR OTHER                   (COMMISSION)                     (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER                    IDENTIFICATION
INCORPORATION)                                                       NUMBER)


                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
          ------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 18, 2005, PCTEL, Inc. (the "Company") and Biju Nair, the Company's Vice President and General Manager, Mobility Solutions Group, entered into a letter agreement (the "Agreement") relating to severance benefits that Mr. Nair is entitled to receive in the event his employment with the Company is terminated.

         The Agreement provides that in the event that Mr. Nair's employment is involuntarily terminated by the Company other than for cause, death or disability, or voluntarily terminated by Mr. Nair for good reason at any time (other than in both cases during the 12 month period following a change of control where the severance and benefits to be received by Mr. Nair under such scenario are governed by his management retention agreement with the Company), Mr. Nair is entitled to receive the following benefits:

         o continuation of his then current base salary for 12 months following such termination;

         o continuation of health, dental and vision insurance benefits at the Company's expense for up to 18 months following such termination; and

         o partial acceleration of all equity awards of the Company held by Mr. Nair at his termination.

         The severance benefits provided to Mr. Nair under the Agreement are consistent and on parity with those that the Company has provided to its other executive officers.

         A copy of the letter agreement is filed as Exhibit 10.49 hereto and is incorporated by reference into this current report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibit is furnished herewith:

         10.49 Letter Agreement, dated August 18, 2005, between PCTEL, Inc. and Biju Nair



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2005

                                         PCTEL, INC.


                                         By: /s/  John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
10.49        Letter Agreement, dated August 18, 2005, between PCTEL, Inc. and
             Biju Nair


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